Exhibit 10.2

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (the "First Amendment"), dated as of March 8, 2000 (the "Effective Date"), is by and between Mark Diamond ("Employee") and SED International, Inc., a Georgia corporation (the "Company");

WITNESSETH:

WHEREAS, Employee and the Company desire to continue the employment relationship established by the Employment Agreement dated as of November 9, 1999 between Employee and the Company (the "Agreement"), with certain modifications to the terms of that relationship; and

WHEREAS, Employee and the Company desire to memorialize those modifications in this First Amendment;

NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the Agreement is hereby modified and amended as follows:

  Employee's annual base salary during the term of this Agreement shall be $250,000.00, payable in accordance with the normal payroll practices of the Company.

  Employee will be eligible for an annual bonus based on operating profit for each fiscal year. (See Attachment A.) The Bonus Plan may be amended, each July 1st, at the sole discretion of the Compensation Committee of the Board of Directors of the Company and the CEO.

  Except as amended, the Agreement is ratified, approved and confirmed in all respects.

IN WITNESS WHEREOF, the parties hereto have signed this FIRST AMENDMENT TO EMPLOYMENT AGREEMENT as of the date first above written.

Employee:

/s/ Mark Diamond

Company:

SED INTERNATIONAL, INC.

By: /s/ Larry G. Ayers, Vice President

(CORPORATE SEAL)

Attachment "A"

SED International, Inc. Annual Bonus Plan for Mark Diamond:

OPERATING PROFITS

FISCAL YEAR 2000 BONUS

$ 0 to $ 2,000,000 $ 0

$ 2,0000,001 and Over 5% of profit over $2,000,001, up to 50% of base salary.

Operating Profits are defined as the net income before taxes as determined and reported by the CFO of the Company to the Securities and Exchange Commission. The Bonus is payable upon the filing of Form 10-K with the Securities and Exchange Commission.